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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                       Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2008 through November 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer International Value Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PIIFX
Class B   PBIFX
Class C   PCITX
Class Y   INVYX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                             8

Prices and Distributions                                      9

Performance Update                                           10

Comparing Ongoing Fund Expenses                              14

Schedule of Investments                                      16

Financial Statements                                         23

Notes to Financial Statements                                31

Report of Independent Registered Public Accounting Firm      40

Approval of Investment Advisory Agreement                    41

Trustees, Officers and Service Providers                     45

               Pioneer International Value Fund | Annual Report | 11/30/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer International Value Fund | Annual Report | 11/30/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer International Value Fund | Annual Report | 11/30/09     3

Portfolio Management Discussion | 11/30/09

Amidst improving global economic conditions, international equities made strong gains over the 12 months ended November 30, 2009 -- outperforming U.S. stocks for the period. In the follow interview, Andrea Salvatori, a member of Pioneer's international investment team in Dublin, Ireland, discusses the factors that contributed to the rally and his strategies for managing Pioneer International Value Fund through a very rewarding but complex market environment.

Q What factors contributed to such a strong recovery in international markets during the 12 months ended November 30, 2009?

A Coordinated fiscal and monetary policy by the world's governments and central banks helped to reverse the economic damage caused by the absence of credit and the loss of confidence across the financial markets that occurred in late 2008. With some liquidity coming back into the financial system by early 2009, the credit markets began to improve, suggesting that the massive sell-off had been overblown. By mid-March 2009, signs of improving economic data sparked a renewed appetite for higher-risk assets among investors. This tangible shift in risk tolerance reduced investor interest in safe, high-quality investments, which had outperformed during the market's sharp decline, and increased demand for economically-sensitive securities -- investments that had considerably underperformed during the correction and thus offered very attractive valuations.

   Against this backdrop, international stocks staged a dramatic recovery. With investors demonstrating greater risk tolerance, emerging market stocks were the clear front-runner in the rally, rising by 85.68% for the year ended November 30, 2009, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. By contrast, the MSCI All Country World Free ex-U.S. Index, the Fund's former benchmark, returned 47.13%; and European stocks, as measured by the MSCI Europe Index, rose by 41.84%. U.S. stocks lagged all of those indices, with the Standard and Poor's 500 Index (the S&P 500) returning 32.63% for the same 12-month period.

Q  How did the Fund perform for the fiscal year ended November 30, 2009?

A Pioneer International Value Fund's Class A shares returned 36.72% at net asset value for the 12 months ended November 30, 2009, while the Fund's benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, returned 38.43%. Over the same period, the average return of the 394 funds in Lipper's International Large Cap Core category was 36.70%. We believe the Fund's conservative positioning, which helped it to outperform its benchmark during the first half of the reporting period, proved to be a headwind in the second six months.

4    Pioneer International Value Fund | Annual Report | 11/30/09

   In our day-to-day management of the Fund, we typically take a disciplined, long-term view when investing in international markets. However, with the credit market turmoil spiraling into a systemic financial crisis in the fall of 2008, market conditions were far from normal during the fiscal year. As a result, the financial markets' extreme volatility and uncertainty drove many of our investment decisions for the balance of the reporting period.

   With the near collapse of the capital markets in the early months of the Fund's fiscal year, we limited the Fund's exposure to investments in the financials sector and the emerging markets, as well as cyclical stocks in Asia that were more vulnerable in a slower-growth environment. We maintained this defensive posture until the middle of February 2009, when the Fund's positioning took on more of an opportunistic bent with an increased exposure to cyclical stocks of approximately 10% of total net assets. As part of this strategy, we added key positions in emerging markets, including PetroChina. When the rally in global equity markets began in earnest in March 2009, the increased weighting in these economically-sensitive stocks proved to be beneficial for the Fund.

   By late June 2009, however, we became concerned that the rally was getting ahead of the underlying fundamentals and that the markets were due for a correction after climbing so precipitously. Consequently, we trimmed the cyclical exposure and increased the Fund's weighting in defensive stocks, such as utilities and consumer staples. As part of this shift, which affected roughly 8% to 10% of portfolio assets, we bought the Japanese retailer Family Mart and Finmeccanica, a European defense company. We also sold the Fund's position in Swiss Reinsurance, which had rebounded along with other financial-type stocks, to lock in gains. In hindsight, this more conservative positioning proved too cautious given the sustained rally and ultimately contributed to the Fund's underperformance relative to the MSCI EAFE benchmark over the full 12 months of the Fund's fiscal year.

Q With the rally showing signs of staying power, did you take steps to increase the Fund's cyclical exposure again?

A Yes, we did. Given signs that leading economic indicators were continuing to improve, albeit at a tepid pace, and that government's policy stimuli remained supportive of growth and low interest rates, we moved the Fund towards a more opportunistic direction once again in late July 2009 -- affecting approximately 8% of the Fund's total net assets. We added to the portfolio's industrial exposure in Asia and Europe, including the Korean conglomerate GS engineering and Construction, the Japanese shipbuilder Kawasaki Heavy Industries, and Alstom, a global leader in transport and energy infrastructure domiciled in France. In the technology sector, we bought ST Microelectronics and added to an existing position in China Mobile.

               Pioneer International Value Fund | Annual Report | 11/30/09     5

   The emerging markets remain a key area of interest to us, either directly, or via stocks from developed markets that are targeting growth in emerging economies. While we feel the recovery is unlikely to continue in a straight line, we believe emerging markets offer some of the most attractive stocks in the global markets due to the combination of stronger fundamentals, better economic management and healthier banking systems.

   With equity markets maintaining positive momentum through the end of the Fund's reporting period, the more aggressive positioning served the Fund well. On November 30, 2009, the portfolio's positioning featured a "barbell" approach to quality. This two-pronged strategy features investments in what we believe to be inexpensive, predictable, and lower-growth companies with some yield advantage on one end, and more expensive, higher-growth, "gravity defying" companies with the products, market position or a strategic competitive advantage that can enable them to grow, regardless of the directions of economic growth.

Q Investments in developed markets represented the bulk of the Fund's holdings as of November 30, 2009. What is your view on Europe and Japan and what firms in those regions did you find attractive?

A The euro-zone economy shows increasing signs of recovery, but challenges remain across Europe. However, we think some potentially interesting opportunities exist in the equity markets there, as evidenced by ongoing merger-and-acquisition and private equity transactions. Any combination of catalysts could entice investors to recognize the existing values in European stocks, including lower inflationary pressures or a stabilization of the U.S. housing market.

   With cost cutting to improve profit margins and their diversified investment banking operations, we believe that BNP Paribas and Societe Generale offer an attractive earnings mix and above-average growth prospects for 2010. Ryanair, Europe's largest low-cost airline, struggled during the 12-month period, but is a good example of what we believe is a well-managed company adapting its strategy to survive difficult economic conditions. The company is using price to stimulate strong passenger growth and seems to be holding up better than weaker competitors, many of which could struggle in response to slow growth and pressure from Ryanair.

   We are less sanguine on Japan given recessionary pressures there and have underweighted the Fund's assets there relative to the MSCI EAFE benchmark. We have been concentrating on companies with good corporate governance and exposure to other Asian markets, including Kurita Water, Japan Tobacco and Capcom.

6    Pioneer International Value Fund | Annual Report | 11/30/09

Q What is your outlook?

A In our view, the unprecedented rally since March 2009 has pushed international equity prices from cheap to fairly valued. While much progress has been made on the economic front, due in large part to the massive fiscal and monetary stimuli, we believe many headwinds remain for consumers, governments and companies. Despite some concern about inflation, we believe that policymakers' key priorities will be to keep momentum on the side of growth.

   We seem to be at an inflection point in the economy and we will be monitoring developments closely. We are positioning the Fund for a low-growth economic environment with more muted market returns. We believe garnering returns is going to be harder going forward, especially compared to the last nine months of the Fund's fiscal year. Stock selection is likely to be more important than themes or asset allocation in the next market phase. One key factor will be finding high-quality companies with the ability to increase market share at the expense of weaker competitors.

Please refer to the Schedule of Investments on pages 16-22 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

               Pioneer International Value Fund | Annual Report | 11/30/09     7

Portfolio Summary | 11/30/09

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                              27.2%
Industrials                                                             14.9%
Materials                                                               11.7%
Consumer Staples                                                         8.4%
Energy                                                                   8.2%
Consumer Discretionary                                                   8.0%
Health Care                                                              6.4%
Telecommunication Services                                               5.2%
Information Technology                                                   5.1%
Utilities                                                                4.9%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

France                                                                  19.3%
United Kingdom                                                          18.8%
Japan                                                                   17.7%
Switzerland                                                              7.5%
Germany                                                                  5.3%
Australia                                                                4.4%
Norway                                                                   4.1%
Spain                                                                    3.8%
People's Republic of China                                               3.4%
Ireland                                                                  2.2%
Singapore                                                                2.0%
United States                                                            1.9%
Brazil                                                                   1.8%
Netherlands                                                              1.7%
Paupa New Guinea                                                         1.6%
Mexico                                                                   1.1%
Hong Kong                                                                1.1%
South Korea                                                              1.0%
Other (individually less than 1%)                                        1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    HSBC Holding Plc                                                 4.12%
 2.    Eutelsat Communications SA                                       3.80
 3.    CS Group                                                         3.63
 4.    BHP Billiton, Ltd.                                               3.39
 5.    Vodafone Group Plc                                               3.03
 6.    Societe Generale SA                                              2.73
 7.    BP Amoco Plc                                                     2.56
 8.    BNP Paribas SA                                                   2.40
 9.    Repsol SA                                                        2.19
10.    Allianz AG                                                       2.18

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer International Value Fund | Annual Report | 11/30/09

Prices and Distributions | 11/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class          11/30/09            11/30/08
       A             $19.16              $14.15
       B             $17.31              $12.77
       C             $17.12              $12.64

     Class          11/30/09             4/16/09*
       Y             $19.22              $14.11

Distributions per Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

                    Net Investment       Short-Term         Long-Term
      Class            Income           Capital Gains     Capital Gains
        A              $0.1431              $ --              $ --
        B              $    --              $ --              $ --
        C              $    --              $ --              $ --
        Y              $    --              $ --              $ --

*    Class Y shares were first publicly offered on April 16, 2009.

               Pioneer International Value Fund | Annual Report | 11/30/09     9

Performance Update | 11/30/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE).

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      Net Asset          Public Offering
 Period                               Value (NAV)        Price (POP)
--------------------------------------------------------------------------------
10 Years                              -0.68%             -1.27%
5 Years                                3.20               1.99
1 Year                                36.72              28.89
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross              Net
                                       1.90%              1.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer
                     International Value Fund            MSCI EAFE Index
11/99                 $9,425                             $10,000
11/00                 $7,967                              $9,054
11/01                 $5,965                              $7,346
11/02                 $5,319                              $6,449
11/03                 $6,154                              $8,045
11/04                 $7,517                             $10,028
11/05                 $8,558                             $11,404
11/06                $10,789                             $14,680
11/07                $12,702                             $17,291
11/08                 $6,436                              $9,078
11/09                 $8,799                             $12,566

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations in effect as of 4/1/09 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

10    Pioneer International Value Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE).

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If                 If
Period                                Held               Redeemed
--------------------------------------------------------------------------------
10 Years                              -1.68%             -1.68%
5 Years                                2.30               2.30
1 Year                                35.55              31.55
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross              Net
                                       2.76%              2.60%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer
                     International Value Fund       MSCI EAFE Index
11/99                $10,000                        $10,000
11/00                 $8,375                         $9,054
11/01                 $6,206                         $7,346
11/02                 $5,472                         $6,449
11/03                 $6,255                         $8,045
11/04                 $7,534                        $10,028
11/05                 $8,507                        $11,404
11/06                $10,632                        $14,680
11/07                $12,403                        $17,291
11/08                 $6,226                         $9,078
11/09                 $8,440                        $12,566

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations in effect as of 4/1/09 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

              Pioneer International Value Fund | Annual Report | 11/30/09     11

Performance Update | 11/30/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE).

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If                 If
Period                                Held               Redeemed
--------------------------------------------------------------------------------
10 Years                              -1.71%             -1.71%
5 Years                                2.33               2.33
1 Year                                35.44              35.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross              Net
                                       2.57%              2.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer
                     International Value Fund       MSCI EAFE Index
11/99                $10,000                        $10,000
11/00                 $8,360                         $9,054
11/01                 $6,172                         $7,346
11/02                 $5,438                         $6,449
11/03                 $6,221                         $8,045
11/04                 $7,499                        $10,028
11/05                 $8,468                        $11,404
11/06                $10,592                        $14,680
11/07                $12,374                        $17,291
11/08                 $6,213                         $9,078
11/09                 $8,414                        $12,566

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations in effect as of 4/1/09 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

12    Pioneer International Value Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (EAFE).

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If                 If
Period                                Held               Redeemed
--------------------------------------------------------------------------------
10 Years                              -0.65%             -0.65%
5 Years                                3.26               3.26
1 Year                                37.15              37.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross              Net
                                       1.12%              1.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer
                     International Value Fund       MSCI EAFE Index
11/99                $10,000                        $10,000
11/00                 $8,453                         $9,054
11/01                 $6,329                         $7,346
11/02                 $5,644                         $6,449
11/03                 $6,529                         $8,045
11/04                 $7,976                        $10,028
11/05                 $9,080                        $11,404
11/06                $11,447                        $14,680
11/07                $13,477                        $17,291
11/08                 $6,829                         $9,078
11/09                 $9,366                        $12,566

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost. Class Y shares were first offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

              Pioneer International Value Fund | Annual Report | 11/30/09     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2009 through November 30, 2009.

 Share Class                          A                B                C                Y
 Beginning Account Value
 on 6/1/09                     $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
--------------------------------------------------------------------------------------------
 Ending Account
 Value (after expenses)
 on 11/30/09                   $ 1,157.66       $ 1,152.44       $ 1,152.09       $ 1,152.06
--------------------------------------------------------------------------------------------
 Expenses Paid
 During Period*                $     8.22       $    12.95       $    12.95       $     5.45
--------------------------------------------------------------------------------------------


* Expenses are equal to the Fund's annualized expense ratio of 1.52%, 2.40%, 2.40% and 1.01% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14    Pioneer International Value Fund | Annual Report | 11/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2009 through November 30, 2009.

Share Class                    A             B             C             Y
Beginning Account Value    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
on 6/1/09
--------------------------------------------------------------------------------
Ending Account             $ 1,017.45    $ 1,013.04    $ 1,013.04    $ 1,020.00
Value (after expenses)
on 11/30/09
--------------------------------------------------------------------------------
Expenses Paid              $     7.69    $    12.11    $    12.11    $     5.11
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.52%, 2.40%, 2.40% and 1.01% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

              Pioneer International Value Fund | Annual Report | 11/30/09     15

Schedule of Investments | 11/30/09

Shares                                                              Value
             COMMON STOCKS -- 98.3%
             ENERGY -- 8.1%
             Coal & Consumable Fuels -- 0.8%
1,367,900    Yanzhou Coal Mining Co., Ltd.*                         $  2,777,661
--------------------------------------------------------------------------------
             Integrated Oil & Gas -- 7.3%
  172,202    BG Group Plc                                           $  3,107,331
  877,963    BP Amoco Plc                                              8,323,076
  260,371    Repsol SA                                                 7,117,852
  184,220    Royal Dutch Shell Plc                                     5,480,940
                                                                    ------------
                                                                    $ 24,029,199
                                                                    ------------
             Total Energy                                           $ 26,806,860
--------------------------------------------------------------------------------
             MATERIALS -- 11.5%
             Construction Materials -- 1.1%
  302,630    Cemex SA (A.D.R.)*                                     $  3,416,693
--------------------------------------------------------------------------------
             Diversified Chemical -- 2.3%
   86,575    Akzo Nobel NV                                          $  5,463,631
   36,541    BASF AG                                                   2,194,942
                                                                    ------------
                                                                    $  7,658,573
--------------------------------------------------------------------------------
             Diversified Metals & Mining -- 4.6%
  286,404    BHP Billiton, Ltd.                                     $ 11,014,046
  175,316    Vale S.A. (A.D.R.)                                        4,295,242
                                                                    ------------
                                                                    $ 15,309,288
--------------------------------------------------------------------------------
             Fertilizers & Agricultural Chemicals -- 0.9%
   72,105    Yara International ASA                                 $  3,072,515
--------------------------------------------------------------------------------
             Gold -- 1.6%
1,615,298    Lihir Gold, Ltd.                                       $  5,319,470
--------------------------------------------------------------------------------
             Metal & Glass Containers -- 1.0%
  727,375    Rexam Plc*                                             $  3,312,683
                                                                    ------------
             Total Materials                                        $ 38,089,222
--------------------------------------------------------------------------------
             CAPITAL GOODS -- 8.8%
             Aerospace & Defense -- 0.6%
  120,806    Finmeccanica S.p.A.                                    $  1,995,315
--------------------------------------------------------------------------------
             Construction & Engineering -- 1.0%
   34,169    GS Engineering & Construction Corp.*                   $  3,229,448
--------------------------------------------------------------------------------
             Electrical Component & Equipment -- 1.1%
   34,837    Schneider Electric SA                                  $  3,788,220
--------------------------------------------------------------------------------
             Heavy Electrical Equipment -- 2.5%
   66,037    Alstom                                                 $  4,594,296
  503,000    Mitsubishi Electric Corp.                                 3,597,201
                                                                    ------------
                                                                    $  8,191,497
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer International Value Fund | Annual Report | 11/30/09

Shares                                                              Value
             Industrial Machinery -- 2.8%
  178,225    Gea Group AG                                           $  3,751,321
  167,700    Kurita Water Industries, Ltd.*                            5,379,206
                                                                    ------------
                                                                    $  9,130,527
--------------------------------------------------------------------------------
             Trading Companies & Distributors -- 0.8%
  376,600    Itochu Corp.*                                          $  2,634,763
                                                                    ------------
             Total Capital Goods                                    $ 28,969,770
--------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 1.7%
             Environmental & Facilities Services -- 1.7%
1,142,576    Tomra Systems ASA                                      $  5,701,195
                                                                    ------------
             Total Commercial Services & Supplies                   $  5,701,195
--------------------------------------------------------------------------------
             TRANSPORTATION -- 4.2%
             Airlines -- 2.1%
1,687,462    Ryanair Holdings Plc*                                  $  7,006,967
--------------------------------------------------------------------------------
             Highways & Railtrack -- 1.0%
2,682,016    Macquarie Infrastructure Group*                        $  3,203,208
--------------------------------------------------------------------------------
             Railroads -- 1.1%
   49,500    East Japan Railway Co.*                                $  3,523,481
                                                                    ------------
             Total Transportation                                   $ 13,733,656
--------------------------------------------------------------------------------
             AUTOMOBILES & COMPONENTS -- 1.3%
             Automobile Manufacturers -- 1.3%
   90,179    Renault SA*                                            $  4,323,030
                                                                    ------------
             Total Automobiles & Components                         $  4,323,030
--------------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 2.8%
             Apparel, Accessories & Luxury Goods -- 0.2%
   24,312    Cie Financiere Richemont AG                            $    781,233
--------------------------------------------------------------------------------
             Homebuilding -- 2.6%
  100,587    Gafisa SA*                                             $  1,663,940
1,151,000    Sekisui Chemical Co., Ltd.*                               6,887,195
                                                                    ------------
                                                                    $  8,551,135
                                                                    ------------
             Total Consumer Durables & Apparel                      $  9,332,368
--------------------------------------------------------------------------------
             MEDIA -- 3.7%
             Cable & Satellite -- 3.7%
  378,795    Eutelsat Communications SA                             $ 12,363,952
                                                                    ------------
             Total Media                                            $ 12,363,952
--------------------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 2.9%
             Food Retail -- 1.6%
  159,300    FamilyMart Co., Ltd.*                                  $  5,261,258
--------------------------------------------------------------------------------
             Hypermarkets & Supercenters -- 1.3%
   90,622    Carrefour Supermarch                                   $  4,388,807
                                                                    ------------
             Total Food & Drug Retailing                            $  9,650,065
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     17

Shares                                                              Value
             FOOD, BEVERAGE & TOBACCO -- 5.4%
             Brewers -- 1.1%
  217,100    Kirin Holdings Co., Ltd.                               $  3,570,015
--------------------------------------------------------------------------------
             Packaged Foods & Meats -- 2.8%
  454,594    Cermaq ASA*                                            $  4,669,157
  160,091    Unilever Plc                                              4,688,353
                                                                    ------------
                                                                    $  9,357,510
--------------------------------------------------------------------------------
             Tobacco -- 1.5%
  163,114    Imperial Tobacco Group Plc                             $  4,782,219
                                                                    ------------
             Total Food, Beverage & Tobacco                         $ 17,709,744
--------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 3.1%
             Health Care Equipment -- 1.8%
   46,402    Synthes, Inc.                                          $  6,089,445
--------------------------------------------------------------------------------
             Health Care Services -- 1.3%
   78,175    Fresenius Medical Care AG                              $  4,150,240
                                                                    ------------
             Total Health Care Equipment & Services                 $ 10,239,685
--------------------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 3.3%
             Pharmaceuticals -- 3.3%
   37,762    Novartis AG                                            $  2,089,358
   33,245    Roche Holdings AG                                         5,427,668
   79,300    Takeda Chemical Industries, Ltd.                          3,321,653
                                                                    ------------
                                                                    $ 10,838,679
                                                                    ------------
             Total Pharmaceuticals & Biotechnology                  $ 10,838,679
--------------------------------------------------------------------------------
             BANKS -- 14.2%
             Diversified Banks -- 14.2%
  307,920    Banco Santander Central Hispano SA                     $  5,243,867
   95,126    BNP Paribas SA                                            7,795,411
  626,738    Development Bank of Singapore, Ltd.                       6,525,584
1,150,418    HSBC Holding Plc                                         13,394,036
  247,180    Mitsubishi UFJ Financial Group, Inc.*                     1,399,169
  127,141    Societe Generale                                          8,880,683
  114,500    Sumitomo Mitsui Financial Group, Inc.*                    3,796,849
                                                                    ------------
                                                                    $ 47,035,599
                                                                    ------------
             Total Banks                                            $ 47,035,599
--------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 5.9%
             Asset Management & Custody Banks -- 0.5%
  301,669    Man Group Plc                                          $  1,576,754
      821    Reinet Investments SCA*                                      12,378
                                                                    ------------
                                                                    $  1,589,132
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer International Value Fund | Annual Report | 11/30/09

Shares                                                              Value
             Diversified Capital Markets -- 4.9%
  229,213    CS Group                                               $ 11,786,593
  283,121    UBS AG*                                                   4,354,797
                                                                    ------------
                                                                    $ 16,141,390
--------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 0.5%
  334,700    Daiwa Securities Group, Inc.                           $  1,813,164
                                                                    ------------
             Total Diversified Financials                           $ 19,543,686
--------------------------------------------------------------------------------
             INSURANCE -- 4.6%
             Life & Health Insurance -- 2.4%
1,009,000    China Life Insurance Co., Ltd.*                        $  5,146,795
  120,350    T&D Holdings, Inc.*                                       2,798,140
                                                                    ------------
                                                                    $  7,944,935
--------------------------------------------------------------------------------
             Multi-Line Insurance -- 2.2%
   57,785    Allianz AG                                             $  7,074,530
   26,340    Aviva Plc                                                   159,292
                                                                    ------------
                                                                    $  7,233,822
                                                                    ------------
             Total Insurance                                        $ 15,178,757
--------------------------------------------------------------------------------
             REAL ESTATE -- 2.0%
             Diversified Real Estate Activities -- 2.0%
  517,000    Henderson Land Development Co., Ltd.                   $  3,716,890
  157,901    Mitsui Fudosan Co.*                                       2,773,521
                                                                    ------------
                                                                    $  6,490,411
                                                                    ------------
             Total Real Estate                                      $  6,490,411
--------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 2.6%
             Application Software -- 0.5%
  340,006    GameLoft*                                              $  1,687,484
--------------------------------------------------------------------------------
             Home Entertainment Software -- 2.1%
   15,200    Nintendo Corp., Ltd.*                                  $  3,820,731
  200,721    UBISOFT Entertainment SA*                                 3,048,787
                                                                    ------------
                                                                    $  6,869,518
                                                                    ------------
             Total Software & Services                              $  8,557,002
--------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 2.4%
             Computer Storage & Peripherals -- 1.0%
   77,043    Gemalto NV*                                            $  3,403,528
--------------------------------------------------------------------------------
             Electronic Manufacturing Services -- 0.4%
  129,609    Hon Hai Precision Industry Co., Ltd. (G.D.R.)*         $  1,162,224
--------------------------------------------------------------------------------
             Office Electronics -- 1.0%
   84,751    Canon, Inc.                                            $  3,296,662
                                                                    ------------
             Total Technology Hardware & Equipment                  $  7,862,414
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     19

Shares                                                              Value
             TELECOMMUNICATION SERVICES -- 5.0%
             Integrated Telecommunication Services -- 1.1%
   87,100    Nippon Telegraph & Telephone Corp.*                    $  3,788,774
--------------------------------------------------------------------------------
             Wireless Telecommunication Services -- 3.9%
  326,500    China Mobile, Ltd.                                     $  3,105,947
4,355,321    Vodafone Group Plc                                        9,853,407
                                                                    ------------
                                                                    $ 12,959,354
                                                                    ------------
             Total Telecommunication Services                       $ 16,748,128
--------------------------------------------------------------------------------
             UTILITIES -- 4.8%
             Electric Utilities -- 0.4%
   46,597    Fortum Corp.                                           $  1,181,781
--------------------------------------------------------------------------------
             Independent Power Producer & Energy Traders -- 0.8%
  323,224    Clipper Windpower Plc*                                 $    769,738
  447,725    International Power Plc                                   2,030,027
                                                                    ------------
                                                                    $  2,799,765
--------------------------------------------------------------------------------
             Multi-Utilities -- 2.5%
  114,587    Gaz De France                                          $  4,775,568
  320,070    National Grid Plc                                         3,483,519
                                                                    ------------
                                                                    $  8,259,087
--------------------------------------------------------------------------------
             Water Utilities -- 1.1%
  161,742    Suez Environnement SA                                  $  3,584,569
                                                                    ------------
             Total Utilities                                        $ 15,825,202
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $287,044,632)                                    $324,999,425
--------------------------------------------------------------------------------
             RIGHTS/WARRANTS -- 0.0%
             ENERGY -- 0.0%
             Integrated Oil & Gas -- 0.0%
  184,220    Royal Dutch Shell Rights Exp. 12/9/09*                 $         --
                                                                    ------------
             Total Energy                                           $         --
--------------------------------------------------------------------------------
             TOTAL RIGHTS/WARRANTS
             (Cost $0)                                              $         --
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 98.3%
             (Cost $287,044,632) (a) (b)                            $324,999,425
--------------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- 1.7%                   $  5,771,402
--------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                             $330,770,827
================================================================================

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

*        Non-income producing security.

The accompanying notes are an integral part of these financial statements.

20    Pioneer International Value Fund | Annual Report | 11/30/09

(a) At November 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $294,128,707 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $ 41,666,311
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (10,795,593)
                                                                                     ------------
         Net unrealized gain                                                         $ 30,870,718
                                                                                     ============

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

         France                                                                             19.3%
         United Kingdom                                                                     18.8%
         Japan                                                                              17.7%
         Switzerland                                                                         7.5%
         Germany                                                                             5.3%
         Australia                                                                           4.4%
         Norway                                                                              4.1%
         Spain                                                                               3.8%
         People's Republic of China                                                          3.4%
         Ireland                                                                             2.2%
         Singapore                                                                           2.0%
         United States                                                                       1.9%
         Brazil                                                                              1.8%
         Netherlands                                                                         1.7%
         Paupa New Guinea                                                                    1.6%
         Mexico                                                                              1.1%
         Hong Kong                                                                           1.1%
         South Korea                                                                         1.0%
         Other (individually less than 1%)                                                   1.3%
                                                                                           -----
                                                                                           100.0%
                                                                                           =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2009 aggregated $134,936,075 and $94,279,028, respectively.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     21

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Fund's assets:

                          Level 1       Level 2         Level 3     Total
Common Stocks             $9,375,875    $         --        $--     $  9,375,875
Common Stocks*            $       --    $315,623,550        $--     $315,623,550
--------------------------------------------------------------------------------
Total                     $9,375,875    $315,623,550        $--     $324,999,425
================================================================================

* Securities of non-U.S. issuers are valued using independent pricing services.

The accompanying notes are an integral part of these financial statements.

22    Pioneer International Value Fund | Annual Report | 11/30/09

Statement of Assets and Liabilities | 11/30/09

ASSETS:
  Investment in securities (cost $287,044,632)                          $324,999,425
  Cash                                                                     4,200,823
  Foreign currencies, at value (cost $8,336)                                   7,867
  Receivables --
   Fund shares sold                                                          184,500
   Dividends and foreign taxes withheld                                    1,582,864
   Due from Pioneer Investment Management, Inc.                               38,853
  Other                                                                       31,801
------------------------------------------------------------------------------------
     Total assets                                                       $331,046,133
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                              $     94,650
  Due to affiliates                                                           89,095
  Accrued expenses                                                            91,561
------------------------------------------------------------------------------------
     Total liabilities                                                  $    275,306
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $482,127,324
  Undistributed net investment income                                      1,598,995
  Accumulated net realized loss on investments and foreign currency
   transactions                                                         (190,958,718)
  Net unrealized gain on investments                                      37,954,793
  Net unrealized gain on other assets and liabilities denominated in
   foreign currencies                                                         48,433
------------------------------------------------------------------------------------
     Total net assets                                                   $330,770,827
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $106,262,661/5,545,437 shares)                      $      19.16
  Class B (based on $14,537,680/839,818 shares)                         $      17.31
  Class C (based on $14,838,747/866,564 shares)                         $      17.12
  Class Y (based on $195,131,739/10,151,203 shares)                     $      19.22
MAXIMUM OFFERING PRICE:
  Class A ($19.16 [divided by] 94.25% )                                 $      20.33
====================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     23

Statement of Operations

For the Year Ended 11/30/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $540,309)           $  4,169,893
  Interest                                                              26,925
----------------------------------------------------------------------------------------------
     Total investment income                                                       $ 4,196,818
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $  1,558,495
  Transfer agent fees and expenses
   Class A                                                             354,727
   Class B                                                              75,218
   Class C                                                              42,847
   Class Y                                                               1,045
  Distribution fees
   Class A                                                             186,482
   Class B                                                              95,172
   Class C                                                              90,361
  Shareholder communications expense                                   239,714
  Administrative reimbursements                                         74,085
  Custodian fees                                                        56,168
  Registration fees                                                     69,053
  Professional fees                                                     99,070
  Printing expense                                                      36,003
  Fees and expenses of nonaffiliated trustees                            8,317
  Miscellaneous                                                         29,162
----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 3,015,919
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                    (525,871)
     Less fees paid indirectly                                                            (206)
----------------------------------------------------------------------------------------------
     Net expenses                                                                  $ 2,489,842
----------------------------------------------------------------------------------------------
       Net investment income                                                       $ 1,706,976
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                    $ (9,059,028)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     (71,175)    $(9,130,203)
----------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                    $ 65,905,601
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                    (113,815)    $65,791,786
----------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                        $56,661,583
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $58,368,559
==============================================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer International Value Fund | Annual Report | 11/30/09

Statements of Changes in Net Assets

For the Years Ended 11/30/09 and 11/30/08, respectively

                                                                  Year Ended       Year Ended
                                                                  11/30/09         11/30/08
FROM OPERATIONS:
Net investment income                                             $  1,706,976     $   1,105,420
Net realized loss on investments and foreign currency
  transactions                                                      (9,130,203)       (7,590,314)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             65,791,786       (64,966,304)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                   $ 58,368,559     $ (71,451,198)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.14 and $0.19 per share, respectively)              $   (533,236)    $    (898,147)
   Class B ($0.00 and $0.06 per share, respectively)                        --           (46,117)
   Class C ($0.00 and $0.10 per share, respectively)                        --           (68,577)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $   (533,236)    $  (1,012,841)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $ 60,014,961     $  17,362,351
Shares issued in reorganization                                    171,182,574                --
Reinvestment of distributions                                          470,590           894,876
Cost of shares repurchased                                         (23,820,010)      (49,017,569)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                      $207,848,115     $ (30,760,342)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          $265,683,438     $(103,224,381)
NET ASSETS:
Beginning of year                                                   65,087,389       168,311,770
------------------------------------------------------------------------------------------------
End of year                                                       $330,770,827     $  65,087,389
------------------------------------------------------------------------------------------------
Undistributed net investment income                               $  1,598,995     $     496,430
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     25

                                     '09 Shares     '09 Amount       '08 Shares     '08 Amount
Class A
Shares sold                             472,821     $  8,534,326        496,898     $ 12,043,033
Shares issued in reorganization       2,201,290       36,959,652             --               --
Reinvestment of distributions            31,945          470,590         28,873          790,743
Less shares repurchased                (957,794)     (15,327,586)    (1,468,027)     (33,613,994)
------------------------------------------------------------------------------------------------
   Net increase (decrease)            1,748,262     $ 30,636,982       (942,256)    $(20,780,218)
================================================================================================
Class B
Shares sold                              90,650     $  1,425,252        126,055     $  2,758,718
Shares issued in reorganization         527,650        8,036,113             --               --
Reinvestment of distributions                --               --          1,731           43,149
Less shares repurchased                (246,626)      (3,543,551)      (387,436)      (8,128,926)
------------------------------------------------------------------------------------------------
   Net increase (decrease)              371,674     $  5,917,814       (259,650)    $ (5,327,059)
================================================================================================
Class C
Shares sold                             167,836     $  2,623,931        119,874     $  2,560,600
Shares issued in reorganization         445,299        6,710,648             --               --
Reinvestment of distributions                --               --          2,471           60,984
Less shares repurchased                (172,658)      (2,404,249)      (348,494)      (7,274,649)
------------------------------------------------------------------------------------------------
   Net increase (decrease)              440,477     $  6,930,330       (226,149)    $ (4,653,065)
================================================================================================
Class Y*
Shares sold                           3,182,672     $ 47,431,452             --     $         --
Shares issued in reorganization       7,107,446      119,476,161             --               --
Less shares repurchased                (138,915)      (2,544,624)            --               --
------------------------------------------------------------------------------------------------
   Net increase                      10,151,203     $164,362,989             --     $         --
================================================================================================

*    Class Y shares were first publicly offered on April 16, 2009.

The accompanying notes are an integral part of these financial statements.

26    Pioneer International Value Fund | Annual Report | 11/30/09

Financial Highlights

                                                             Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                                             11/30/09      11/30/08      11/30/07      11/30/06       11/30/05
Class A
Net asset value, beginning of period                         $  14.15      $  28.12      $  23.98      $  19.08       $  16.76
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $   0.14      $   0.27      $   0.22      $   0.12       $   0.12
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                              5.01        (14.05)         4.02          4.84           2.20
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $   5.15      $ (13.78)     $   4.24      $   4.96       $   2.32
Distributions to shareowners:
 Net investment income                                          (0.14)        (0.19)        (0.10)        (0.06)            --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                               $     --      $     --      $     --      $   0.00(a)        0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   5.01      $ (13.97)     $   4.14      $   4.90       $   2.32
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  19.16      $  14.15      $  28.12      $  23.98       $  19.08
=================================================================================================================================
Total return*                                                   36.72%       (49.33)%       17.73%        26.07%         13.84%
Ratio of net expenses to average net assets+                     1.52%         1.71%         1.68%         1.71%          1.70%
Ratio of net investment income to average net assets+            0.97%         1.07%         0.76%         0.52%          0.61%
Portfolio turnover rate                                            54%          135%           81%           98%           111%
Net assets, end of period (in thousands)                     $106,263      $ 53,725      $133,264      $142,645       $128,426
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                    2.10%         1.90%         1.68%         1.79%          1.88%
 Net investment income                                           0.39%         0.88%         0.76%         0.44%          0.43%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                    1.52%         1.70%         1.66%         1.70%          1.70%
 Net investment income                                           0.97%         1.08%         0.78%         0.53%          0.61%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     27

                                                             Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                                             11/30/09      11/30/08      11/30/07      11/30/06       11/30/05
Class B
Net asset value, beginning of period                         $  12.77      $  25.50      $  21.86      $  17.49       $  15.49
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $  (0.05)#    $   0.09      $  (0.02)     $  (0.07)      $  (0.04)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                              4.59        (12.76)         3.66          4.44           2.04
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $   4.54      $ (12.67)     $   3.64      $   4.37       $   2.00
Distributions to shareowners:
 Net investment income                                             --         (0.06)           --            --             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                               $     --      $     --      $     --      $   0.00(a)    $   0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   4.54      $ (12.73)     $   3.64      $   4.37       $   2.00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  17.31      $  12.77      $  25.50      $  21.86       $  17.49
=================================================================================================================================
Total return*                                                   35.55%       (49.80)%       16.65%        24.99%         12.91%
Ratio of net expenses to average net assets+                     2.40%         2.61%         2.55%         2.62%          2.57%
Ratio of net investment income (loss) to average net
  assets+                                                       (0.06)%        0.14%        (0.12)%       (0.41)%        (0.25)%
Portfolio turnover rate                                            54%          135%           81%           98%           111%
Net assets, end of period (in thousands)                     $ 14,538      $  5,978      $ 18,562      $ 15,282       $ 14,205
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                    3.05%         2.76%         2.55%         2.76%          2.96%
 Net investment loss                                            (0.71)%       (0.01)%       (0.12)%       (0.55)%        (0.64)%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                    2.40%         2.60%         2.52%         2.60%          2.56%
 Net investment income (loss)                                   (0.06)%        0.15%        (0.09)%       (0.39)%        (0.24)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(a)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

28    Pioneer International Value Fund | Annual Report | 11/30/09

                                                             Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                                             11/30/09      11/30/08      11/30/07      11/30/06       11/30/05
Class C
Net asset value, beginning of period                         $  12.64      $  25.28      $  21.64      $  17.30       $  15.32
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $  (0.05)#    $   0.08      $  (0.01)     $  (0.06)      $  (0.04)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          $   4.53      $ (12.62)         3.65          4.40           2.02
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $   4.48      $ (12.54)     $   3.64      $   4.34       $   1.98
Distributions to shareowners:
 Net investment income                                             --         (0.10)           --            --             --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                               $     --      $     --      $     --      $   0.00(a)    $   0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   4.48      $ (12.64)     $   3.64      $   4.34       $   1.98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  17.12      $  12.64      $  25.28      $  21.64       $  17.30
=================================================================================================================================
Total return*                                                   35.44%       (49.79)%       16.82%        25.09%         12.92%
Ratio of net expenses to average net assets+                     2.40%         2.57%         2.45%         2.54%          2.57%
Ratio of net investment income (loss) to average net
  assets+                                                       (0.04)%        0.22%         0.00%(b)     (0.35)%        (0.26)%
Portfolio turnover rate                                            54%          135%           81%           98%           111%
Net assets, end of period (in thousands)                     $ 14,839      $  5,384      $ 16,486      $ 11,030       $  8,826
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                    2.74%         2.57%         2.45%         2.54%          2.79%
 Net investment income (loss)                                   (0.38)%        0.22%         0.00%(b)     (0.35)%        (0.48)%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                    2.40%         2.56%         2.44%         2.54%          2.57%
 Net investment income (loss)                                   (0.04)%        0.23%         0.01%        (0.33)%        (0.26)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(a)  Amount rounds to less than one cent per share.
(b)  Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     29

                                                                            4/16/09 (a)
                                                                            to
                                                                            11/30/09
Class Y
Net asset value, beginning of period                                        $  14.11
----------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                      $   0.10
 Net realized and unrealized gain on investments and foreign currency
   transactions                                                                 5.01
----------------------------------------------------------------------------------------
   Net increase from investment operations                                  $   5.11
----------------------------------------------------------------------------------------
Net increase in net asset value                                             $   5.11
----------------------------------------------------------------------------------------
Net asset value, end of period                                              $  19.22
========================================================================================
Total return*                                                                  36.22%(b)
Ratio of net expenses to average net assets+                                    1.01%**
Ratio of net investment income to average net assets+                           1.10%**
Portfolio turnover rate                                                           54%(b)
Net assets, end of period (in thousands)                                    $195,132
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.01%**
 Net investment income                                                          1.10%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.01%**
 Net investment income                                                          1.10%**
========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class Y shares were first publicly offered on April 16, 2009.
(b)  Not annualized.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

30    Pioneer International Value Fund | Annual Report | 11/30/09

Notes to Financial Statements | 11/30/09

1.   Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class R shares were first publicly offered on April 1, 2003 and ceased operations on February 1, 2007. Class Y shares were first publicly offered on April 16, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries

              Pioneer International Value Fund | Annual Report | 11/30/09     31
and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Fund.

     The Fund may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services).

32    Pioneer International Value Fund | Annual Report | 11/30/09

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or

              Pioneer International Value Fund | Annual Report | 11/30/09     33
     the repatriation of foreign currencies in certain countries. During the year ended November 30, 2009, the Fund paid no such taxes.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2009, the Fund has reclassified $71,175 to decrease undistributed net investment income and $71,175 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     At November 30, 2009, the Fund had a net capital loss carryforward of $181,454,221, of which the following amounts will expire between 2010 and 2017 if not utilized: $6,973,661 in 2010, $12,980,921 in 2011, $38,375,743
     in 2016, and $123,123,896 in 2017.

     The Fund has elected to defer approximately $2,420,422 of capital losses recognized between November 1, 2009 and November 30, 2009 to its fiscal year ending November 30, 2010.

     The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

                                                              2009          2008
Distributions paid from:
Ordinary income                                           $533,236    $1,012,841
--------------------------------------------------------------------------------
   Total                                                  $533,236    $1,012,841
================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

                                                                            2009
Distributable earnings:
Undistributed ordinary income                                    $    1,598,995
Capital loss carryforward                                          (181,454,221)
Post-October loss deferred                                           (2,420,422)
Unrealized appreciation                                              30,919,151
--------------------------------------------------------------------------------
   Total                                                         $ (151,356,497)
================================================================================

34    Pioneer International Value Fund | Annual Report | 11/30/09

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $12,262 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2009.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average net assets up to $500 million and 0.75% of the excess over

              Pioneer International Value Fund | Annual Report | 11/30/09     35

$500 million. For the year ended November 30, 2009, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35% and 2.35%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through August 1, 2011 for Class A, Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,843 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2009, such out of pocket expenses by class of shares were as follows:

Shareholder Communications:
Class A                                                                 $205,306
Class B                                                                   15,815
Class C                                                                   16,922
Class Y                                                                    1,671
--------------------------------------------------------------------------------
   Total                                                                $239,714
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $60,670 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2009.

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with

36    Pioneer International Value Fund | Annual Report | 11/30/09
regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,582 in distribution fees payable to PFD at November 30, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2009, CDSCs in the amount of $15,508 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2009, the Fund's expenses were reduced by $206 under such arrangements.

6.   Forward Foreign Currency Contracts

At November 30, 2009, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting hedge contract. The average principal of contracts open during the year ended November 30, 2009 was 860,152. At November 30, 2009, the Fund had no outstanding portfolio hedges or forward currency settlement contracts.

              Pioneer International Value Fund | Annual Report | 11/30/09     37

7.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2009, the Fund had no borrowings under this agreement.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2009 was as follows:

Derivatives Not
Accounted for as
Hedging Instruments                                                   Realized
Under Accounting                                                      Loss on
Standards Codification        Location of Gain or (Loss)              Derivatives
(ASC) 815 (formerly           on Derivatives Recognized               Recognized
FASB Statement 133)           in Income                               in Income
Foreign Exchange Contracts    Net realized loss on forward foreign    $(159,269)
                              currency contracts and other assets
                              and liabilities denominated in
                              foreign currencies

9.   Reorganization Information

On June 12, 2009, beneficial owners of Pioneer International Equity Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on June 12, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Pioneer International Equity Fund for shares of Pioneer International Value Fund. Shareholders holding Class A, Class B, Class C, and Class Y shares of Pioneer International Equity Fund received Class A, Class B, Class C, and

38    Pioneer International Value Fund | Annual Report | 11/30/09

Class Y shares, respectively, of Pioneer International Value Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:

                      Pioneer                 Pioneer                 Pioneer
                      International           International           International
                      Value Fund              Equity Fund             Value Fund
                      (Pre-Reorganization)    (Pre-Reorganization)    (Post-Reorganization)
Net Assets
 Class A              $ 60,025,986            $ 36,959,652            $ 96,985,638
 Class B              $  5,946,308            $  8,036,113            $ 13,982,421
 Class C              $  5,833,408            $  6,710,648            $ 12,544,056
 Class Y              $ 49,264,020            $119,476,161            $168,740,181
Total Net Assets      $121,069,722            $171,182,574            $292,252,296
Shares Outstanding
 Class A                 3,574,608               2,501,629               5,775,898
 Class B                   390,431                 616,102                 918,081
 Class C                   386,983                 522,465                 832,282
 Class Y                 2,930,482               7,958,730              10,037,928
Shares Issued in
 Reorganization
 Class A                                                                 2,201,290
 Class B                                                                   527,650
 Class C                                                                   445,299
 Class Y                                                                 7,107,446

                                              Unrealized              Accumulated
                                              Appreciation on         Loss on
                                              Closing Date            Closing Date
 Pioneer International Equity Fund            $ 1,848,037             $(153,108,957)

10.  Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through January 26, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/09     39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer International Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer International Value Fund ("The Fund"), including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst + Young LLP

Boston, Massachusetts
January 26, 2010

40    Pioneer International Value Fund | Annual Report | 11/30/09

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

              Pioneer International Value Fund | Annual Report | 11/30/09     41

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2009, in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2009 and in the fourth quintile of its Morningstar category for the ten year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.)

The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million.

42    Pioneer International Value Fund | Annual Report | 11/30/09

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.

The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's

              Pioneer International Value Fund | Annual Report | 11/30/09     43
fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds.

The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

44    Pioneer International Value Fund | Annual Report | 11/30/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

              Pioneer International Value Fund | Annual Report | 11/30/09     45

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 1992.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

Interested Trustees
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
--------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

46    Pioneer International Value Fund | Annual Report | 11/30/09

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------

Independent Trustees
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
------------------------------------------------------------------------------------------------------------------------

             Pioneer International Value Fund | Annual Report | 11/30/09     47

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 1993.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        None
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
-----------------------------------------------------------------------------------------------------------------------------

48    Pioneer International Value Fund | Annual Report | 11/30/09

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
------------------------------------------------------------------------

Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------

              Pioneer International Value Fund | Annual Report | 11/30/09     49

                         Position Held              Length of Service
Name and Age             with the Fund              and Term of Office
David F. Johnson (30)    Assistant Treasurer        Since 2009. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2007. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------

                                                                                             Other Directorships
Name and Age             Principal Occupation During Past Five Years                         Held by this Officer
David F. Johnson (30)    Fund Administration Manager -- Fund Accounting, Administration      None
                         and Controllership Services since November 2008 and Assistant
                         Treasurer of all of the Pioneer Funds since January 2009; Client
                         Service Manager -- Institutional Investor Services at State Street
                         Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of      None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
-----------------------------------------------------------------------------------------------------------------

50    Pioneer International Value Fund | Annual Report | 11/30/09

                            This page for your notes.

              Pioneer International Value Fund | Annual Report | 11/30/09     51

                            This page for your notes.

52    Pioneer International Value Fund | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-
1A, totaled approximately $43,800 in 2009 and $43,500 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
November 30, 2009 and 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 in 2009 and 2008, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,290 in 2009 and $8,290 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 29, 2010

* Print the name and title of each signing officer under his or her signature.